SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 16, 1996

            COLOROCS INFORMATION TECHNOLOGIES, INC.
     (Exact name of Registrant as specified in its charter)


       Georgia                    0-14392               58-1482573
(State of Incorporation)   (Commission File No.)    (I.R.S. Employer
                                                   Identification No.)



                5600 Oakbrook Parkway, Suite 240
                    Norcross, Georgia  30093
  (Address of principal executive offices, including zip code)


                         (770) 447-3570
      (Registrant's telephone number, including area code)










                             Page 1 of 6
                       Exhibit Index on Page 3

Item 7.  Financial Statements and Exhibits

  (a)  The following exhibit is filed as part of this Form 8-K:

  Exhibit             Description                          Page No.

      99         Press release dated September 16, 1996        4

                           SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           COLOROCS INFORMATION
                           TECHNOLOGIES, INC.
                              (Registrant)



                           /s/Michael J. Casey
                           Michael J. Casey
                           Chief Financial Officer


Date:  September 16, 1996
                                EXHIBIT INDEX

  Exhibit             Description                          Page No.

      99         Press release dated September 16, 1996        4